SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 25, 1997


    RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
              (Exact name of the registrant
               as specified in its charter)


                     33-92096
Delaware             33-80419             41-1808858

(State or other     (Commission       (I.R.S. Employee
jurisdiction of       File No.)     Identification No.)
Incorporation)


8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota
(Address of Principal                        (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

- -------------------------------------------------------


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the August 1997 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


Master Serviced by Residential Funding Corporation

1996-HS1    RFM2
1996-HS2    RFM2
1996-HS3    RFM2
1995-1      RFM2
1996-RHS4   RFM2
1997-HI1    RFM2
1997-HS2    RFM2
1997-HI3    RFM2


Item 7. Financial  Statements and Exhibits (a) Not applicable (b) Not applicable
(c) See Item 5.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE
SECURITIES II, INC.

   By:  /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
       and Treasurer
Dated: August 25, 1997